CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated February 18, 2003, in Post-Effective Amendment Number 6 to the Registration Statement (Form N-1A No. 333-42105) of Pioneer Independence Fund.





                                                              ERNST & YOUNG LLP


Boston, Massachusetts
April 28, 2003